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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-111831 of Credit Acceptance Corporation on Form S-8 of our report dated October 1, 2004, appearing in this Annual Report on Form 11-K of Credit Acceptance Corporation 401(k) Profit Sharing Plan and Trust for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Detroit, Michigan
November 16, 2004